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                                                                    EXHIBIT 10.2


                      SEVENTH AMENDMENT TO LETTER LOAN AGREEMENT

         THIS SEVENTH AMENDMENT TO LETTER LOAN AGREEMENT (the "Amendment"), dated as of May 23, 2002, is among NORTH CENTRAL DEVELOPMENT COMPANY, a Texas corporation (the "Borrower"), HORIZON HEALTH CORPORATION, a Delaware corporation (formerly known as Horizon Mental Health Management, Inc. and hereinafter the "Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Texas corporation ("Management"), MENTAL HEALTH OUTCOMES, INC., a Delaware corporation ("Outcomes"), HHMC PARTNERS, INC., a Delaware corporation ("Partners"), GERIATRIC MEDICAL CARE, INC., a Tennessee corporation ("Geriatric "), SPECIALTY REHAB MANAGEMENT, INC., a Delaware corporation ("Specialty"), HORIZON BEHAVIORAL SERVICES, INC., a Florida corporation (formerly FPM Behavioral Health, Inc. and herein "HBS"), FLORIDA PSYCHIATRIC ASSOCIATES, INC., a Florida corporation ("FPA"), HORIZON BEHAVIORAL SERVICES OF FLORIDA, INC. (formerly known as Florida Psychiatric Management, Inc., INC., a Florida corporation, herein "HBS FL"), FPMBH OF TEXAS, INC., a Delaware corporation ("Texas"), HMHM OF TENNESSEE, INC., a Tennessee corporation, OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA, INC., a Tennessee corporation, EMPLOYEE ASSISTANCE SERVICES, INC., a Kentucky corporation, HORIZON BEHAVIORAL SERVICES IPA, INC., a New York corporation, HORIZON BEHAVIORAL SERVICES OF NEW JERSEY, INC., a New Jersey corporation, HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC., a New York corporation, and JPMORGAN CHASE BANK (as successor in interest by merger to The Chase Manhattan Bank, who was successor in interest by merger to the Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association and herein the "Bank").

                                    RECITALS:

         WHEREAS, Borrower, Parent, Management, Outcomes, and Bank have entered into that certain Letter Loan Agreement dated as of December 20, 1995 (as the same has been amended as hereinafter described, the "Loan Agreement"). Pursuant to the Loan Agreement each of Parent, Management, Outcomes, HHG Colorado, Inc., a Colorado corporation ("Colorado"), and Partners executed: (a) a separate Guaranty Agreement dated as of December 20, 1995 (the "Original Guaranty Agreements") and (b) a separate Security Agreement dated as of December 20, 1995 (the "Original Security Agreements").

         WHEREAS, Parent, Bank in its individual capacity and as agent for itself and the other lending institutions party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), Comerica Bank-Texas, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, and Banque Paribas, Houston Agency have entered into that certain Credit Agreement dated as of December 9, 1997 (as the same has been amended or otherwise modified, the "Original Credit Agreement").

         WHEREAS, Parent, Borrower, and Bank in its individual capacity and as agent for itself and the other lending institutions party thereto entered into an Amended and Restated Credit Agreement dated as of November 15, 2000 (as the same has been amended or otherwise modified, the "Existing Credit Agreement") which amended and restated the Original Credit Agreement.

         WHEREAS, Borrower, Parent, Management, Outcomes, Colorado, Partners, Geriatric, Specialty, Acorn Behavioral Healthcare Management Corporation, a Pennsylvania corporation ("Acorn"), Florida Professional Psychological Services, Inc., a Florida corporation ("FPPS"), and Bank entered into a First Amendment to Letter Loan Agreement and Note Modification Agreement, dated as of December 9, 1997 (the "First Amendment"), amending the Loan Agreement and adding Geriatric, Specialty, Acorn, and FPPS as guarantors to the Loan Agreement. Pursuant to the First Amendment, the Original Guaranty


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Agreements were amended and restated and Geriatric, Specialty, Acorn and FPPS were added as parties thereto under one Guaranty Agreement (Synthetic Lease) dated December 9, 1997 executed in favor of the Bank (as the same has been and may hereafter be amended or otherwise modified the "Guaranty Agreement"), and the Original Security Agreements were amended and restated and Geriatric, Specialty, Acorn and FPPS were added as parties thereto under one Security Agreement (Synthetic Lease) dated December 9, 1997 with the Bank (as the same has been and may hereafter be amended or otherwise modified, the "Security Agreement").

         WHEREAS, Borrower, Parent, Management, Outcomes, Colorado, Geriatric, Specialty, Acorn, Partners, FPPS, and Bank entered into a Consent Letter, dated as of April 30, 1998, consenting to the acquisition by Parent of FPM Behavioral Health, Inc. (who is now Horizon Behavioral Services, Inc. and is referred to herein as "HBS"). Pursuant to such Consent Letter, HBS entered into a Subsidiary Joinder Agreement, dated as of June 1, 1998, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder.

         WHEREAS, pursuant to Parent's acquisition of HBS, each of HBS's subsidiaries, Arizona Psychiatric Affiliates, Inc. ("APA"), Florida Psychiatric Associates, Inc. ("FPA"), FPM/Hawaii, Inc. ("Hawaii"), Florida Psychiatric Management, Inc. ("FPMI"), FPM of Louisiana, Inc. ("Louisiana "), FPM Management, Inc. ("FPMMI"), FPM of Ohio, Inc. ("Ohio"), FPM of Utah, Inc. ("Utah"), FPM/Southeast, Inc. ("Southeast"), FPM of West Virginia, Inc. ("West Virginia "), FPMBH of Arizona, Inc., a Delaware corporation ("Arizona"), FPMBH Clinical Services, Inc. ("Clinical"), and Texas, entered into a separate Subsidiary Joinder Agreement, dated as of June 1, 1998, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder ("Texas").

         WHEREAS, the following corporate restructuring occurred: (a) FPPS merged with and into HBS effective as of June 4, 1998 ("FPMBH Merger"), (b) Hawaii, FPMMI, Louisiana, Ohio, Utah, West Virginia, and Southeast were merged with and into HBS effective as of September 1, 1998 and (c) Clinical merged with and into FPA effective as of September 10, 1998 and APA merged with and into FPA effective as of September 24, 1998 (collectively, the "Florida Psychiatric Mergers").

         WHEREAS, Borrower, Parent, Management, Outcomes, Colorado, Geriatric, Specialty, Acorn, Partners, HBS, FPA, FPMI, Arizona, Texas, and Bank entered into a Second Amendment to Credit Agreement and Third Amendment to Letter Loan Agreement, dated as of September 30, 1998, pursuant to which: (i) certain provisions of the Loan Agreement were amended, (ii) the Bank consented to HBS's acquisition of all of the shares of Choicehealth, Inc., a Colorado corporation ("Choice"), (iii) the Bank consented to Parent's contribution to HBS of one hundred percent (100%) of the issued and outstanding shares of capital stock of Acorn, and (iv) the Bank consented to the Florida Psychiatric Mergers and FPMBH Merger.

         WHEREAS, Choice entered into a Subsidiary Joinder Agreement, dated as of October 5, 1998, joining the Loan Agreement, the Guaranty Agreement and the Security Agreement as guarantor and debtor thereunder.

         WHEREAS, Borrower, Parent, Management, Outcome, Colorado, Geriatric, Specialty, Acorn, Partners, HBS, FPA, FPMI, Arizona, Texas, Choice, and Bank entered into a Third Amendment to Credit Agreement and Fourth Amendment to Letter Loan Agreement, dated as of November 6, 1998, amending certain provisions of the Loan Agreement.

         WHEREAS, Resources in Employee Assistance and Corporate Health, Inc., a New Jersey corporation ("Reach"), a wholly-owned subsidiary of HBS, entered into a Subsidiary Joinder Agreement,


SEVENTH AMENDMENT TO LETTER LOAN AGREEMENT, Page 2


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dated as of March 31, 1999, joining into the Loan Agreement, the Guaranty
Agreement and the Security Agreement as guarantor and debtor thereunder.

         WHEREAS, Borrower, Parent, Management, Outcomes, Geriatric, Specialty, Partners, HBS, FPA, FPM, Texas, Choice, Reach, and Bank entered into a Fourth Amendment to Credit Agreement and Fifth Amendment to Letter Loan Agreement, dated as of October 12, 1999, amending certain provisions of the Loan Agreement.

         WHEREAS, Acorn was merged with and into HBS on June 2, 2000; Choice was dissolved on January 19, 2000; Colorado was dissolved on January 19, 1999; Arizona was merged with and into HBS on December 17, 1998; and Reach was dissolved on August 10, 2000.

         WHEREAS, Management has created a new subsidiary, HMHM of Tennessee, Inc., a Tennessee corporation (herein "HMHM"); HBS created two new subsidiaries, Horizon Behavioral Services- Colorado, Inc., a Colorado corporation ("HBS CO") and Horizon Behavioral Services of California, Inc., a California corporation ("HBS CA") and Texas created a new subsidiary, FPM Behavioral Health Services, Inc., a Delaware corporation ("FPM"). In connection with the creation of the forgoing subsidiaries, each of HMHM and HBS CO entered into a Subsidiary Joinder Agreement, dated as of November 15, 2000, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder.

         WHEREAS, HBS entered into a Stock Purchase Agreement, dated as of August 1, 2001, with PSI-EAP, Inc., a Delaware corporation and Occupational Health Consultants of America, Inc. ("OHCA") whereby HBS purchased all of the issued and outstanding capital stock of OHCA (the "OHCA Stock Acquisition"). On August 1, 2001, Employee Assistance Services, Inc. ("EAS"), Resource EAP, Inc. ("REAP"), Employee Assistance Program, Inc. ("EAP"), John Edwards & Associates, Inc. ("John Edwards"), and Zanone and Associates, Inc. ("Zanone") were wholly-owned subsidiaries of OHCA. EAP, John Edwards, and Zanone were dissolved on August 28, 2001, August 28, 2001, and August 29, 2001, respectively, and as a part of the dissolution there was a general assignment of all of the assets of EAP, John Edwards, and Zanone to OHCA. In connection with the OHCA Stock Acquisition, each of EAS, REAP, and OHCA entered into a Subsidiary Joinder Agreement, dated as of December 20, 2001, joining into the Loan Agreement, the Guaranty Agreement and the Security Agreement as a guarantor and debtor thereunder.

         WHEREAS, HBS has created three new subsidiaries, Horizon Behavioral Services of New York, Inc., a New York corporation ("HBS NY"), Horizon Behavioral Services IPA, Inc., a New York corporation ("HBS IPA"), and Horizon Behavioral Services of New Jersey, Inc., a New Jersey corporation ("HBS NJ"). In connection with the creation of the foregoing subsidiaries, each of HBS NY, HBS IPA, and HBS NJ entered into a Subsidiary Joinder Agreement, dated as February 28, 2002, joining into the Subsidiary Security Agreement and the Guaranty as a debtor and guarantor, respectively, thereunder.

         WHEREAS, on December 18, 2001, FPMI changed its name to Horizon Behavioral Services of Florida, Inc. (hereinafter referred to as "HBS FL").

         WHEREAS, on February 14, 2002, REAP was merged with and into OHCA.

         WHEREAS, on March 1, 2002, HBS CO was dissolved.


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         WHEREAS, as a result of and after giving effect to the foregoing transactions, Parent, Management, Outcomes, Geriatric, Specialty, Partners, HBS, FPA, Texas, HMHM, OHCA, EAS, HBS FL, HBS IPA, HBS NJ, and HBS NY are Guarantors as of the date of this Amendment.

         WHEREAS, Parent, Management, the banks party thereto, and Bank as agent are entering into that certain Second Amended and Restated Credit Agreement, dated as of the date hereof, amending the Existing Credit Agreement in its entirety (herein the "Second Amended and Restated Credit Agreement").

         WHEREAS, Borrower, Bank, and the other parties hereto now desire to further amend the Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

                                    ARTICLE 2

                                     Consent

         Section 2.1 Consent to Amendment to Credit Agreement. Borrower has advised Bank that the Existing Credit Agreement is being amended and restated by the Second Amended and Restated Credit Agreement. Borrower requests that Bank consent and give effect to the amendments and other modifications included in the Second Amended and Restated Credit Agreement for purposes of the incorporation of the terms thereof into the Loan Agreement under Section 6.01. Bank consents and gives effect to such amendments and other modifications included in the Second Amended and Restated Credit Agreement and agrees that any reference to the Credit Agreement in the Loan Agreement shall mean the Existing Credit Agreement as amended and restated by the Second Amended and Restated Credit Agreement.


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                                    ARTICLE 3

                            Modification to the Notes

         Section 3.1 Amendment to the Definitions Utilized in the Notes. The definition of the term "Maturity Date" in Section 1 of each of the Notes is as modified as follows:

                  "Maturity Date" means the Termination Date (as defined in that certain Second Amended and Restated Credit Agreement dated as of May 23, 2002 among Horizon Health Corporation, Horizon Mental Health Management, Inc., JP Morgan Chase Bank, as agent and each of the other banks and lending institutions named therein, as such credit agreement exists on May 23, 2002 without giving effect to any amendment or other modification thereto unless amended or otherwise modified with the agreement of Payee and whether or not at any time such credit agreement remains in effect as a valid, binding, and enforceable agreement, in such form, herein the "Credit Agreement").

         Section 3.2 Reference to Second Amended and Restated Credit Agreement and Loan Agreement. Each of the Notes is hereby amended so that any reference in such Note to the Credit Agreement means the Credit Agreement as amended and restated by the Second Amended and Restated Credit Agreement and any reference in such Note to the Loan Agreement means the Loan Agreement as amended hereby.

                                    ARTICLE 4

                              Conditions Precedent

         Section 4.1 Conditions. The effectiveness of Articles 2 and 3 of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

                           (i) The Second Amended and Restated Credit Agreement
                  executed and delivered by Parent and Management and evidence that all conditions precedent to its effectiveness thereunder have been satisfied;

                           (ii) An amendment to the Lease Agreement; and

                           (iii) Such other additional approvals, opinions, or
                  documents as Bank may reasonably request;

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                  (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving notice or lapse of time or both would be an Event of Default; and


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                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                    ARTICLE 5

                  Ratifications, Representations and Warranties

         Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Notes and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Notes and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, each Guarantor, and Bank agree that the Loan Agreement and the Notes, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 5.2 Representations and Warranties. Each of Borrower and each Guarantor hereby represents and warrants to Bank as to itself that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered by it in connection herewith have been authorized by all requisite corporate action on its part and will not violate its articles of incorporation or bylaws, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document to which it is a party are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate specifically to an earlier date, (iii) no Event of Default with respect to Borrower or such Guarantor, as applicable, has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) it is in full compliance with all covenants and agreements of Borrower or such Guarantor, as applicable, contained in the Agreement as amended hereby and the other Loan Documents.

                                    ARTICLE 6

                                  Miscellaneous

         Section 6.1 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or the Notes shall mean a reference to the Loan Agreement or the Notes, as applicable, as amended hereby.

         Section 6.2 Expenses of Bank. As provided in the Loan Agreement, each Guarantor agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment.

         Section 6.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.


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         Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, Borrower, and each of the Guarantors and their respective successors and assigns, except neither Borrower nor any Guarantor may assign or transfer any of their rights or obligations hereunder without the prior written consent of Bank.

         Section 6.6 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 6.7 Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.9 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


SEVENTH AMENDMENT TO LETTER LOAN AGREEMENT, Page 7


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Executed as of the date first written above.

                                  BANK:


                                  JP MORGAN CHASE BANK (as successor in interest by merger to The Chase Manhattan Bank, who was successor in interest by merger to the Chase Bank of Texas, National Association, who was formerly known as Texas Commerce
                                  Bank National Association)


                                  By: /s/ D. SCOTT HARVEY
                                      ------------------------------------------
                                      Name:  D. Scott Harvey
                                      Title: Senior Vice President


                                  GUARANTORS:


                                  HORIZON HEALTH CORPORATION
                                  HORIZON MENTAL HEALTH MANAGEMENT, INC.
                                  MENTAL HEALTH OUTCOMES, INC.
                                  GERIATRIC MEDICAL CARE, INC.
                                  SPECIALTY REHAB MANAGEMENT, INC.
                                  HHMC PARTNERS, INC.
                                  HORIZON BEHAVIORAL SERVICES, INC.
                                  FLORIDA PSYCHIATRIC ASSOCIATES, INC.
                                  HORIZON BEHAVIORAL SERVICES OF FLORIDA, INC.
                                  FPMBH OF TEXAS, INC.
                                  HMHM OF TENNESSEE, INC.
                                  OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA,
\                                 INC.
                                  EMPLOYEE ASSISTANCE SERVICES, INC.
                                  HORIZON BEHAVIORAL SERVICES IPA, INC.
                                  HORIZON BEHAVIORAL SERVICES OF NEW JERSEY,
                                  INC.
                                  HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC.


                                  By: /s/ RONALD C. DRABIK
                                      ------------------------------------------
                                      Name: Ronald C. Drabik
                                            ------------------------------------
                                            Authorized Officer of all Guarantors


SEVENTH AMENDMENT TO LETTER LOAN AGREEMENT, Page 8


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                                  BORROWER:

                                  NORTH CENTRAL DEVELOPMENT COMPANY

                                  By: /s/ DAVID W. AMEND
                                      ------------------------------------------
                                      Name:  David W. Amend
                                      Title: Vice-President


SEVENTH AMENDMENT TO LETTER LOAN AGREEMENT, Page 9